                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14 OF
                      THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       PRECISION OPTICS CORPORATION, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           1)   Amount Previously Paid:
                ----------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

                       PRECISION OPTICS CORPORATION, INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440

                                                                October 16, 2000

To the Shareholders:

    The Board of Directors and Officers of Precision Optics Corporation, Inc. invite you to attend the 2000 Annual Meeting of Shareholders to be held Tuesday, November 14, 2000, at 10:00 a.m. at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts.

    A copy of the Proxy Statement and the Company's 2000 Annual Report to Shareholders are enclosed.

    If you cannot be present at the meeting, please mark, date, and sign the enclosed proxy and return it as soon as possible in the enclosed envelope.

                                                      Very truly yours,

                                                      RICHARD E. FORKEY
                                                      PRESIDENT

                       PRECISION OPTICS CORPORATION, INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 14, 2000

    The 2000 Annual Meeting of Shareholders of Precision Optics
Corporation, Inc. (the "Company") will be held on Tuesday, November 14, 2000, at 10:00 a.m. at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts, for the following purposes:

    1. To elect two directors to hold office for a three-year term and until their successors shall have been duly elected and qualified.

    2. To transact any and all other business that may properly come before the meeting or any adjournment thereof.

    All shareholders of record at the close of business on Friday, September 29, 2000, are entitled to notice of and to vote at the meeting.

    Shareholders are requested to sign and date the enclosed proxy and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States.

                                          By Order of the Board of Directors

                                          JACK P. DREIMILLER
                                          CLERK

October 16, 2000

                       PRECISION OPTICS CORPORATION, INC.

                                PROXY STATEMENT

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    This Proxy Statement and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), for the 2000 annual meeting of shareholders of the Company to be held November 14, 2000, at 10:00 a.m. at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts, and any adjournments thereof, for the purposes set forth in the notice of meeting. The Company was incorporated in 1982, and its principal executive offices are at 22 East Broadway, Gardner, Massachusetts 01440 (telephone 978-630-1800). This Proxy Statement and form of proxy are first being distributed to shareholders on or about October 16, 2000.

VOTING RIGHTS AND OUTSTANDING SHARES

    As of September 29, 2000, the Company had outstanding 10,497,658 shares of Common Stock, $0.01 par value (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof at the close of business on September 29, 2000 to one vote in person or by proxy on the matters to be voted upon at the meeting.

    The Company will bear all the costs of the solicitation of proxies. The Board of Directors may arrange with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. In addition to the solicitation of proxies by use of the mails, the Company may use the services of some of its directors, officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally or by mail or telephone.

    Consistent with Massachusetts law and the Company's by-laws, the holders of a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

    If the enclosed form of proxy is properly signed and returned and not revoked, the shares represented thereby will be voted at the Annual Meeting. If the shareholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the shareholder does not specify how the shares are to be voted, such shares will be voted in favor of the proposal described in
Item 1 below. Shares represented by proxies that indicate an abstention or a "broker non-vote" (that is, shares represented at the Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Shares indicating an abstention will be treated as votes against the proposal; shares indicating a broker non-vote, however, will not constitute votes cast at the meeting and thus will have no effect on the outcome. The election of directors described in Item 1 requires a plurality of votes cast. Should either of the persons so named below as nominees for the Board of Directors be unable or unwilling to serve as director, the persons named in the form of proxy for the annual meeting may, in their discretion, vote for such other person or may vote to fix the number of directors at such number less than six, as the Board of Directors may recommend.

    Any shareholder has the right to revoke his or her proxy at any time before it is voted by: (1) attending the meeting and voting in person, (2) by filing with the Clerk of the Company a written instrument revoking the proxy or
(3) delivering to the Clerk another newly executed proxy bearing a later date.

    At the date hereof, the Company's management has no knowledge of any business other than that described in the notice for the annual meeting which will be presented for consideration at such meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy may, in their discretion, vote all such proxies in the manner which the Board of Directors may recommend. The persons appointed by the enclosed form of proxy also may, in their discretion, vote all proxies with respect to matters incident to the conduct of the meeting.

                         ITEM 1. ELECTION OF DIRECTORS

    The Company's Board of Directors is divided into three classes that are equal in number, with staggered terms of office. Only one class is elected each year, and each director serves a three year term and until his or her successor has been duly elected and qualified. The Board of Directors has fixed the number of directors at six. At the annual meeting it is intended that the Company's Class I Directors (Messrs. Forkey and Benjamin) be elected to hold office until the annual meeting of shareholders in 2003 and until their respective successors have been duly elected and qualified. The nominees are currently directors of the Company. The directors in Class II (Messrs. Marxe and Pitlor) will hold office until the annual meeting of shareholders in 2001, and the directors in Class III (Dr. Macleod and Mr. Shannon) will hold office until the annual meeting of shareholders in 2002 (and in each case, until their respective successors have been duly elected and qualified). The names, ages, principal occupations for at least the last five years, and certain other information with regard to the directors, including the nominees, are as follows:

              NAME AND YEAR
          FIRST ELECTED DIRECTOR              AGE      PRINCIPAL OCCUPATION; DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
          ----------------------            --------   -------------------------------------------------------------
Richard E. Forkey (1982)..................     60      President, Chief Executive Officer, Treasurer and a director of the Company since founding the Company in 1982; Clerk of the Company from May 1983 to June 1990.

Edward A. Benjamin (1990).................     62      Clerk of the Company from June 1990 to January 1998.
                                                       Mr. Benjamin has been a Trustee of the Board of Trustees of
                                                       New England Zenith Fund and a Member of the Board of Managers
                                                       of New England Variable Annuity Fund I since October 1999.
                                                       Mr. Benjamin was a partner in the law firm of Ropes & Gray,
                                                       Boston, Massachusetts, from 1969 to 1998.

H. Angus Macleod (1997)*..................     67      Dr. Macleod has been President of the Thin Film Center, Inc.
                                                       of Tucson, Arizona, since 1992, a firm which provides
                                                       software consulting and courses for design and analysis of thin film optical coating and filters. Dr. Macleod was a
                                                       professor at the University of Arizona between 1979 and 1995.

              NAME AND YEAR
          FIRST ELECTED DIRECTOR              AGE      PRINCIPAL OCCUPATION; DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
          ----------------------            --------   -------------------------------------------------------------
Austin W. Marxe (1998)*...................     60      Mr. Marxe has been the Managing Director of Special
                                                       Situations Fund III, L.P., a registered investment company based in New York City, and several other affiliated and
                                                       predecessor investment funds, since 1990.

Joel R. Pitlor (1990)*....................     61      Since 1979, President of J.R. Pitlor, a management consulting firm that provides strategic business planning, which
                                                       Mr. Pitlor founded. Mr. Pitlor has provided business planning consultation to the Company since 1983. Mr. Pitlor has been a director of Uroplasty, Inc., a Minnesota-based medical
                                                       products supplier, since 1992.

Robert R. Shannon (1990)*.................     68      Since 1969, professor at the Optical Sciences Center of the
                                                       University of Arizona and Director of the Center from 1983 to
                                                       July 1992.

------------------------

*   Directors whose terms do not expire this year.

    All of the shareholders holding shares of the Company's Common Stock are entitled to cast one vote in person or by proxy for each share standing in their names and are entitled to elect two Class I directors at the 2000 annual meeting. If the nominees are not available as candidates when the election occurs, the persons named in the proxy may, in their discretion, vote for the election of such other persons as the Board of Directors may designate or to reduce the number of directors correspondingly. The Company has no reason to believe that the nominees will not be available for election.

BOARD OF DIRECTORS

    During the fiscal year ended June 30, 2000, the Company's Board of Directors held six meetings and acted by unanimous written consent on ten occasions.
Dr. Macleod attended fewer than 75% of the those meetings. The Board of Directors has a standing Audit Committee composed of Messrs. Benjamin, Pitlor and Shannon. The function of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders and the investment community in respect of corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Audit Committee held one meeting during the fiscal year ended June 30, 2000. The Board does not have standing nominating or compensation committees.

    Information as to ownership of the Company's securities by the nominees for director is included under the heading "Security Ownership of Certain Beneficial Owners and Management."

                               EXECUTIVE OFFICERS

    The Company's executive officers as of June 30, 2000 were as follows:

            NAME                AGE                              POSITION
            ----              --------                           --------
Richard E. Forkey...........     60      President, Chief Executive Officer, Treasurer
Jack P. Dreimiller..........     52      Senior Vice President, Finance, Chief Financial Officer
                                         and Clerk
Dr. James D. Rancourt.......     59      Senior Vice President, Optical Thin Films Technology

    Mr. Forkey has been the President, Chief Executive Officer, Treasurer, and a director of the Company since he founded the Company in 1982. He was the Clerk of the Company from May 1983 to June 1990.

    Mr. Dreimiller has been Senior Vice President, Finance and Chief Financial Officer since April 1992 and Clerk since January 1998.

    Dr. Rancourt has been Senior Vice President, Optical Thin Films Technology, since January 2000. From 1997 to January 2000, he was Director of Product Development at Guardian Industries, Inc. From 1995 to 1997, he was Chief Scientist at Optical Coating Laboratory, Inc.

                  COMPENSATION AND OTHER MATERIAL TRANSACTIONS

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth all compensation for the last three completed fiscal years awarded to, earned by, or paid to the Company's Chief Executive Officer at June 30, 2000 and the executive officers during the fiscal year ended June 30, 2000 whose total annual salary and bonuses for the fiscal year ended June 30, 2000 exceeded $100,000 for all services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers").

                                                     ANNUAL COMPENSATION                     LONG TERM COMPENSATION
                                      -------------------------------------------------   ----------------------------
                                                                                            AWARDS         PAYOUTS
                                                                                          ----------   ---------------
                                                                                          SECURITIES
                                                                                          UNDERLYING
    NAME AND PRINCIPAL POSITION                                          OTHER ANNUAL      OPTIONS        ALL OTHER
         AT FISCAL YEAR END             YEAR     SALARY($)   BONUS($)   COMPENSATION($)    (NUMBER)    COMPENSATION($)
    ---------------------------       --------   ---------   --------   ---------------   ----------   ---------------
Richard E. Forkey ..................    2000      174,232       -0-          10,312(1)          -0-        6,692(2)
President, Chief Executive Officer      1999      155,002       -0-           5,484(1)          -0-        6,692(2)
                                        1998      153,213       -0-          13,052(1)          -0-        6,692(2)

Jack P. Dreimiller .................    2000      141,252       -0-           2,708(3)       10,000        2,025(4)
Senior Vice President Finance, Chief    1999      128,257       -0-           2,551(3)          -0-        2,025(4)
Financial Officer and Clerk             1998      121,040     2,000           2,071(3)       25,000        2,025(4)

Kumar M. Kharjurivala(5) ...........    2000      122,878       -0-          16,683(3)          -0-        2,165(4)
                                        1999      123,473       -0-          21,314(3)          -0-        2,165(4)
                                        1998      118,031       -0-           2,052(3)      100,000        2,165(4)

------------------------

(1) Includes $7,812, $2,384, and $11,052 for car expense for 2000, 1999 and
    1998, respectively.

(2) Represents premiums for a life insurance policy and a disability insurance policy.

(3) Represents Company's matching contribution to Profit Sharing Plan; and for Mr. Khajurivala includes payments of accrued vacation time of $14,345 and $18,845 for 2000 and 1999, respectively.

(4) Represents premiums for a life insurance policy.

(5) Mr. Khajurivala was Vice President, Operations of the Company until May 30, 2000, when his employment with the Company ended.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended June 30, 2000 to its Named Executive Officers.

                                                          PERCENT OF TOTAL
                                  NUMBER OF SECURITIES   OPTIONS GRANTED TO
                                       UNDERLYING           EMPLOYEES IN
              NAME                  OPTIONS GRANTED         FISCAL YEAR       EXERCISE PRICE   EXPIRATION DATE
              ----                --------------------   ------------------   --------------   ---------------
Richard E. Forkey...............           none                   none              none            none
Jack P. Dreimiller..............         10,000(1)                5.26%            $1.00          10/5/09
Kumar M. Khajurivala(2).........           none                   none              none            none

------------------------

(1) Options are exercisable as follows: one-fourth as of October 5, 1999, the grant date, and one-fourth on each of the first, second and third anniversaries of the grant date.

(2) Mr. Khajurivala was Vice President, Operations of the Company until May 30, 2000, when his employment with the Company ended.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table summarizes for each of the Named Executive Officers
(i) the total number of shares received upon exercise of stock options during the fiscal year ended June 30, 2000, (ii) the aggregate dollar value realized upon such exercise, (iii) the total number of unexercised options, if any, held at June 30, 2000 and (iv) the value of unexercised in-the-money options, if any, held at June 30, 2000. In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option. The aggregate value realized upon exercise of a stock option is the difference between the aggregate exercise price of the option and the fair market value of the underlying stock on the date of exercise. The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on June 30, 2000, which was $16.6875 per share. With respect to unexercised, in-the-money options, the underlying options have not been exercised, and actual gains, if any, on exercise will depend on the value of the Company's Common Stock on the date of exercise.

                                                                              FISCAL-YEAR-END OPTION VALUES
                                                                                                 VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                    AT FISCAL-YEAR END          AT FISCAL YEAR-END ($)
                                                                ---------------------------   ---------------------------
                             SHARES ACQUIRED ON      VALUE      EXERCISABLE   UNEXERCISABLE
           NAME              EXERCISE (NUMBER)    REALIZED($)    (NUMBER)       (NUMBER)      EXERCISABLE   UNEXERCISABLE
           ----              ------------------   -----------   -----------   -------------   -----------   -------------
Richard E. Forkey..........            -0-               -0-         -0-            -0-              -0-           -0-
Jack P. Dreimiller.........         35,000           696,023      86,250         13,750        1,255,034       197,928
Kumar M. Khajurivala(1)....        157,500         1,542,752         -0-            -0-              -0-           -0-

------------------------

(1) Mr. Khajurivala was Vice President, Operations of the Company until May 30, 2000, when his employment with the Company ended.

LONG TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

    The Company made no awards under a long term incentive plan in the fiscal year ended June 30, 2000.

DIRECTOR COMPENSATION

    The Company pays each director who is not also an employee of the Company $250 per meeting which the director attends and reimburses the director for travel expenses.

    In addition, during the fiscal year ended June 30, 2000, the Company issued pursuant to its 1997 Incentive Plan stock options exercisable for a total of 5,000 shares of the Company's Common Stock to each of Messrs. Benjamin, Pitlor, Marxe, Shannon and Dr. Macleod. Each of these options is immediately exercisable at a price per share of $2.0625.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

    The Company has no employment contracts in place with any Named Executive Officers. The Company also has no compensatory plan or arrangement with respect to any Named Executive Officer where such plan or arrangement will result in payments to such Named Executive Officer upon or following his the resignation, retirement, or other termination of employment with the Company and its subsidiaries, or as a result of a change-in-control of the Company or a change in the Named Executive Officers' responsibilities following a change-in-control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    During the fiscal year ended June 30, 2000, one Form 4 reporting one transaction filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 on behalf of Mr. Dreimiller was not filed on a timely basis.

    Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended June 30, 2000: (i) one Form 4 reporting 8 transactions was not filed on a timely basis by Special Situations Private Equity Fund, L.P. ("SSPEF"); (ii) one Form 4 reporting 8 transactions was not filed by Special Situations Technology Fund, L.P. ("SSTF") on a timely basis; and (iii) one Form 3 reporting two transactions and one Form 4 reporting 8 transactions were not filed on a timely basis by Special Situations Cayman Fund ("SSCF"). The Company has been furnished with a copy of a Form 5, not filed on a timely basis, on behalf of each of SSPEF and SSTF with respect to two sale transactions by each of them during the Company's fiscal year ended June 30, 2000, which were originally reported on a timely basis on Form 4 as an exercise of warrants. Austin Marxe and David Greenhouse are principals of the investment funds referred to in (i)-(iii) above and their respective investment advisers. Mr. Marxe, Mr. Greenhouse and M.G. Advisers, L.L.C., SST Advisers, L.L.C. and AWM Investment Company, Inc., the respective investment advisers to the funds, have disclaimed beneficial ownership for purposes of Section 16(a) of the securities involved in the transactions referred to in (i)-(iii) above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has an arrangement with J.R. Pitlor ("J.R. Pitlor"), a company wholly owned by Mr. Pitlor, a director of the Company, under which Mr. Pitlor provides consulting services to the Company for a fee not to exceed $2,000 a month. These consulting services consist primarily of advice regarding marketing, strategic planning and other general business issues. Either party may terminate this arrangement at will. The Company paid J.R. Pitlor for consulting services aggregate fees of approximately $165,000 from July 1, 1997 to June 30, 2000.

    The Company leases its facility in Gardner, Massachusetts from Equity Assets, Inc. ("Equity"), a company wholly owned by Mr. Forkey, the President and Treasurer and a Director of the Company, under a Lease Agreement dated
January 2, 1989, at an annual base rent of $108,000. The lease expired on December 31, 1999. The Company is currently a tenant-at-will paying rent of $9,000 per month.

    On April 29, 1999, the Company borrowed $175,000 from Austin Marxe, a Director of the Company. The Company repaid this amount plus $188.37 in interest to Mr. Marxe on May 3, 1999. In private placements completed in June 1998 and August 1999, respectively, the Company issued to investment funds affiliated with Mr. Marxe: (i) 500,000 shares of its Common Stock and warrants exercisable for an additional 500,000 shares, and (ii) 1,000,000 shares of its Common Stock and warrants exercisable for an additional 1,000,000 shares.

    The Company has paid software and consulting fees of $51,019 for fiscal year 1998, $30,064 for fiscal year 1999 and $66,638 for fiscal year 2000 to Thin Film Center, Inc., a company wholly owned by Dr. Macleod, a Director of the Company.

    The Company has paid legal fees to Ropes & Gray, a law firm of which Mr. Benjamin, a Director of the Company, is a retired partner, of approximately $111,696 for fiscal year 1998, $124,650 for fiscal year 1999, and $252,611 for fiscal year 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the Company's Common Stock owned as of the close of business on September 29, 2000, the record date for the 2000 Annual Meeting, by the following persons: (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director who beneficially owns the Company's or its subsidiaries' Common Stock, other than directors' qualifying shares, (iii) each of the Company's Named Executive Officers who beneficially own the Company's or its subsidiaries' Common Stock, and (iv) all executive officers and directors, as a group, who beneficially own the Company's or its subsidiaries' Common Stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to the Company by, or on behalf of, the persons listed in the table.

NAME AND ADDRESS                                               AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP(1)   PERCENT(2)
-------------------                                           -----------------------   ----------
David M. Greenhouse ........................................           786,800(3)          7.50%
  c/o Special Situations Fund III, L.P.
  153 East 53rd Street
  New York, NY 10022

NAME AND ADDRESS                                               AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP(1)   PERCENT(2)
-------------------                                           -----------------------   ----------
DIRECTORS AND OFFICERS

Edward A. Benjamin* ........................................            45,750(4)             **
  c/o Ropes & Gray
  One International Place
  Boston, MA 02110

Richard E. Forkey* .........................................         1,762,267            16.79%
  c/o Precision Optics Corporation, Inc.
  22 East Broadway
  Gardner, MA 01440

H. Angus Macleod* ..........................................            28,750(5)             **
  c/o Thin Film Center, Inc.
  2745 East Via Rotonda
  Tucson, AZ 85716

Austin W. Marxe* ...........................................           796,800(6)          7.58%
  c/o Special Situations Funds
  153 East 53rd Street
  New York, NY 10022

Joel R. Pitlor* ............................................               -0-                **
  19 Chalk Street
  Cambridge, MA 02139

Robert R. Shannon* .........................................            60,250(7)             **
  7040 E. Taos Place
  Tucson, AZ 85715

Jack P. Dreimiller .........................................            88,750(8)             **
  c/o Precision Optics Corporation, Inc.
  22 East Broadway
  Gardner, MA 01440

All officers and directors as a group, including those named
  above (8 persons) ........................................         2,822,567(9)         26.15%

------------------------

*   Director

** The percentage of shares beneficially owned by such person does not exceed one percent of the Company's Common Stock.

(1) Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares upon exercise or conversion of options, warrants, conversion privileges or other rights exercisable within sixty days, sole voting and investment power.

(2) Percentages are calculated on the basis of the amount of outstanding Common Stock plus, for each person or group, any securities that such person or group has the right to acquire within sixty days pursuant to options, warrants, conversion privileges or other rights.

(3) Represents (i) 201,800 shares owned of record by Special Situations Private Equity Fund, L.P. ("SSPEF"); (ii) 341,500 shares owned of record by Special Situations Fund III, L.P. ("SSF III"); (iii) 137,000 shares owned of record by Special Situations Technology Fund, L.P. ("SSTF"); and (iv) 106,500 shares owned of record by Special Situations Cayman Fund, L.P. ("SSCF"). SSPEF, SSF III, SSTF and SSCF are affiliated investment funds. David Greenhouse and Austin Marxe, a director of the Company, are principals of the investment funds and their respective investment advisers, M.G. Advisers, L.L.C., SST Advisers, L.L.C. AWM Investment Company, Inc.

(4) Includes 43,750 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(5) Represents shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(6) Includes (i) 786,800 shares owned by certain affiliated investment funds of which Mr. Marxe is a principal (see footnote (3) above) and (ii) 10,000 shares which may be acquired within sixty days upon exercise of outstanding stock options awarded to Mr. Marxe personally in his capacity as a Director of the Company.

(7) Includes 55,250 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(8) Includes 256,500 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The directors have appointed Arthur Andersen LLP to examine the Company's financial statements for fiscal year 2001. The Company expects that a representative of Arthur Andersen LLP will be present at the annual meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

                             SHAREHOLDER PROPOSALS

    Shareholders may present proposals for inclusion in the 2001 Proxy Statement and form of proxy relating to that meeting provided they are received by the Clerk of the Company no later than June 18, 2001 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

    If a Shareholder who wishes to present a proposal at the Company's 2001 Annual Meeting that will not be included in the Company's proxy statement for such Annual Meeting fails to notify the Company of his or her desire to do so by September 1, 2001, then the proxies that the Board of Directors solicits for the 2001 Annual Meeting will include discretionary authority to vote on the Shareholder's proposal, if such proposal is properly brought before the meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------
  PRECISION OPTICS CORPORATION, INC.
-----------------------------------------------------------

1. Election of two Class I Directors. The nominees for the Board of Directors to serve for a three-year term as Class I Directors:

                                                  For All      With-     For All
                                                  Nominees     hold      Except
             (01) Richard E. Forkey
             (02) Edward A. Benjamin              / /         / /        / /

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

CONTROL NUMBER:
RECORD DATE SHARES:

                                               ----------
   Please be sure to sign and date this Proxy.  Date
---------------------------------------------------------

----Shareholder sign here --------------- Co-owner sign here ----------

   Mark box at right if an address change or comment has been / / noted on the reverse side of this card.

DETACH CARD                                                       DETACH CARD

                  PRECISION OPTICS CORPORATION, INC.

   Dear Shareholder,

   Please take note of the important information enclosed with this Proxy Ballot. The Proposals which are discussed in detail in the enclosed proxy materials require your immediate attention and approval.

   Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

   Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

   Your vote must be received prior to the Annual Meeting of Shareholders on November 14, 2000.

   Thank you in advance for your prompt consideration of these matters.

   Very truly yours,

   Precision Optics Corporation, Inc.

                     PRECISION OPTICS CORPORATION, INC.

                            COMMON STOCK PROXY

The undersigned, revoking any previous instructions, hereby acknowledges receipt of the Notice and Proxy Statement dated October 16, 2000. In connection with the Annual Meeting mentioned below, the undersigned hereby appoint(s) Richard E. Forkey and Jack P. Dreimiller as attorneys of the undersigned, each with power to act alone and with full power of substitution, to act and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Precision Optics Corporation, Inc., to be held on November 14, 2000, at 10:00 A.M., at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts, and at any adjournment or postponement thereof, upon the matters set forth in the proxy statement for such Annual Meeting. The foregoing attorneys are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE HEREOF OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE CLASS I DIRECTOR NOMINEES.

-------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

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Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

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